UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2022

Griffin Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 606-3200
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Disposition of Majority Interest in Office Portfolio

On August 26, 2022 (the “Effective Date”), various subsidiaries (the “GRT Sellers”) of Griffin Realty Trust, Inc. (“GRT”) and various subsidiaries (the “Office Buyers”) of Galaxy REIT LLC, a newly-formed Delaware limited liability company that is expected to qualify as a real estate investment trust (the “REIT”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”), pursuant to which, on the Effective Date, the GRT Sellers sold a 41-property office portfolio (the “Office Portfolio”) to the Office Buyers (the “Office Portfolio Sale”). The purchase price for the Office Portfolio Sale was $1.132 billion, subject to prorations and credits as set forth in the Purchase and Sale Agreement.  GRT will continue to own indirectly an equity interest in the Office Portfolio as described below.

The Office Portfolio consists of 53 buildings and one land parcel and includes properties with shorter weighted average lease terms and higher estimated future capital expenses in relation to the balance of GRT’s other assets. The assets in the Office Portfolio are located in various markets across the United States and are generally leased to single tenants.

In the Purchase and Sale Agreement, the GRT Sellers made certain customary representations, warranties and covenants concerning the GRT Sellers and the Office Portfolio and also agreed to indemnify (subject to certain caps and limitations) the Office Buyers for certain losses arising as a result of breaches of representations, warranties and covenants under the terms of the Purchase and Sale Agreement, which indemnification obligation expires 180 days following the Effective Date.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the Purchase and Sale Agreement that is filed as an exhibit to this Current Report on Form 8-K, which agreement is incorporated herein by reference.

The Purchase and Sale Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the GRT Sellers, the Office Buyers or their respective subsidiaries or affiliates. The representations and warranties contained in the Purchase and Sale Agreement were made only for purposes of the Purchase and Sale Agreement and as of specific dates, are solely for the benefit of the parties to the Purchase and Sale Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made by the parties), may have been made for purposes of allocating contractual risk between the parties to the Purchase and Sale Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries to the representations and warranties contained in the Purchase and Sale Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase and Sale Agreement, which subsequent information may or may not be fully reflected in GRT’s public disclosures.

Office Joint Venture

GRT, through its subsidiary GRT VAO OP, LLC (“GRT VAO Sub”), will continue to own indirectly an approximate 49 percent interest in the Office Portfolio through an interest in NVO Promote LLC, a newly formed Delaware limited liability company (the “Office JV”).  The Office JV will be managed by an affiliate of Workspace Property Trust (the “Sponsor” and such affiliate of Sponsor, the “Managing Member”) and governed by a Joint Venture and Limited Liability Company Agreement dated as of August 26, 2022, by and between GRT VAO Sub and RVMC Capital LLC (the “JV Agreement”).

The Office JV is a member of the REIT, which will be managed by an affiliate of Sponsor and will indirectly hold the Office Portfolio. The other members of the REIT will be an affiliate of Sponsor (holding an approximate 2 percent ownership interest in the REIT) and an institutional buyer and its operating partner (“REIT JV Partner”) (holding an approximate 49 percent ownership interest in the REIT).

Management and Major Decisions

As noted above, an affiliate of Sponsor will be the managing member of the Office JV, with general authority to manage the operations of the Office JV.  Affiliates of the Sponsor will also have day-to-day management authority over the REIT, subject to certain major decision rights held by the REIT JV Partner.  The Sponsor affiliates may be removed from their management positions upon the occurrence of specified “cause events”.

GRT VAO Sub will have approval rights over certain major decisions regarding actions by the Office JV, including certain fundamental decisions that the Office JV may approve in its capacity as a member of the REIT, including: (i) changing the purpose of the REIT; (ii) acquiring any material real property that is unrelated to any of the properties constituting the Office Portfolio; (iii) incurring certain indebtedness; (iv) increasing the asset management fee borne by GRT VAO Sub; (v) issuing any equity interest(s), or amending the terms of any class of equity interest, if the same adversely and disproportionately dilutes or otherwise harms GRT VAO Sub relative to other members; (vi) instituting or settling certain legal actions; (vii) commingling the funds of the REIT or its subsidiaries with any other entity or individual; (viii) entering into any agreement that would restrict GRT VAO Sub’s rights to transfer its interest; (ix) entering into any settlement or compromise of any tax audit, investigation or proceeding that reasonably could be expected to impact the qualification of GRT as a real estate investment trust; and (x) modifying or amending the Limited Liability Company Agreement of the REIT or any other organizational document of any subsidiary thereof in a manner that would (A) reduce GRT VAO Sub’s effective equity interest in the Office Portfolio or its right to distributions, and/or (B) otherwise disproportionately harm GRT.

Additional Capital Contributions

Capital may be called by the Managing Member for certain specified expenses (e.g., in accordance with the budget and to pay certain non-discretionary expenses). GRT VAO Sub, however, is not obligated to make any additional capital contributions beyond its initial capital contribution.

Distributions

Under the JV Agreement, distributions of cash received by the Office JV from the REIT in respect of the Office JV’s approximate forty-nine percent (49%) interest in the REIT are made generally as follows: (i) first, to GRT VAO Sub until GRT VAO Sub has received an internal rate of return of 8 percent on GRT VAO Sub’s aggregate capital contributions, (ii) second, 80 percent to GRT VAO Sub and 20 percent to the Managing Member, until GRT VAO Sub has received an internal rate of return of 25 percent on GRT VAO Sub’s aggregate capital contributions, and (iii) thereafter, 70 percent to GRT VAO Sub and 30 percent to the Managing Member, except that the percentages will be adjusted such that GRT VAO Sub will receive a higher percentage of distributions (81.8171 percent, rather than 80 percent, under clause (ii) and 72.7257 percent, rather than 70 percent, under clause (iii)) and distributions to the Managing Member will be correspondingly decreased, until the aggregate increase in cumulative distributions to GRT VAO Sub by reason of these adjustments equals $10 million.

Transfers

Transfers by GRT VAO Sub of its interest in the Office JV are generally prohibited without the consent of the other member. However, subject to certain restrictions, GRT VAO Sub is permitted to market and sell all (but not less than all) of its interests in either (at GRT VAO Sub's election) the REIT or the Office JV during the period commencing as of Effective Date and ending as of the earlier to occur of (i) the date GRT VAO Sub, in its capacity as a member of the Office JV, makes an election for the Office JV to become a “Full Member” of the REIT, and (ii) the third anniversary of the Effective Date.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the JV Agreement that is filed as an exhibit to this Current Report on Form 8-K, which agreement is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Disposition of Majority Interest in the Office Portfolio

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On September 1, 2022, GRT posted to its website (www.grtreit.com) an updated investor question and answer sheet (“Q&A”) regarding the Office Portfolio Sale. GRT also issued an updated portfolio snapshot ("Portfolio Snapshot") in connection with the Office Portfolio Sale. The Q&A and Portfolio Snapshot are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are each incorporated by reference herein.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b), with respect to the Office Portfolio Sale, is filed herewith as Exhibit 99.3, and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement dated August 26, 2022, by and between the Office Buyers and the GRT Sellers*
10.2	Joint Venture and Limited Liability Company Agreement of NVO Promote LLC, dated August 26, 2022, by and between GRT VAO OP, LLC and RVMC Capital LLC*
99.1	Updated Questions and Answers, dated September 1, 2022
99.2	Portfolio Snapshot, dated August 26, 2022
99.3	Pro Forma Financial Information Required by Item 9.01(b)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this Current Report on Form 8-K reflect the Registrant's current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Registrant's actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the COVID-19 pandemic and resulting economic disruption on the markets in which we operate and on work-from-home trends, occupancy, rent deferrals and the financial condition of the Registrant’s tenants; whether any easing of the pandemic or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; anticipated asset dispositions, the availability of suitable disposition opportunities; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all; the estimates included in the pro forma financial information filed herewith as Exhibit 99.3; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Registrant's most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A. “Risk Factors” of the Registrant's Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Registrant cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Registrant's good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this Current Report on Form 8-K. Furthermore, the Registrant disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Realty Trust, Inc.

Date: September 1, 2022	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer